UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2026

Oceanhawk Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43309	98-1886973
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

515 Madison Avenue, 8th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

(212-931-1898)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right to receive one-fourth of one Class A ordinary share	OHACU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	OHAC	The Nasdaq Stock Market LLC
Rights, each right to receive one-fourth of one Class A ordinary share	OHACR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 22, 2026, Oceanhawk Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 16,000,000 units (the “Units”). Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Share”), of the Company and one right to receive one-fourth of one Class A Ordinary Share (the “Rights”), with four Rights entitling the holder thereof to receive one whole Class A Ordinary Share upon the consummation of an initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $160,000,000.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-294512) (the “Registration Statement”):

●	Underwriting Agreement, dated May 20, 2026 (the “Underwriting Agreement”), between the Company and The Benchmark Company, LLC, as representative of the underwriters named therein (the “Underwriters”), attached hereto as Exhibit 1.1 and incorporated herein by reference;

●	Amended and Restated Memorandum and Articles of Association of the Company, attached hereto as Exhibit 3.1 and incorporated herein by reference;

●	Rights Agreement, dated May 20, 2026, between the Company and Odyssey Transfer and Trust Company, as Rights agent, attached hereto as Exhibit 4.1 and incorporated by reference herein;

●	Letter Agreement, dated May 20, 2026, among the Company, its officers and directors, and Oceanhawk Acquisition I Sponsor LLC (the “Sponsor”) and attached hereto as Exhibit 10.1 and incorporated herein by reference;

●	Investment Management Trust Agreement, dated May 20, 2026, between the Company and Odyssey Transfer and Trust Company, as trustee, attached hereto as Exhibit 10.2 and incorporated herein by reference;

●	Registration Rights Agreement, dated May 20, 2026, among the Company and certain security holders named therein, attached hereto as Exhibit 10.3 and incorporated herein by reference;

●	Private Placement Unit Purchase Agreement, dated May 20, 2026, between the Company and the Sponsor (the “Sponsor Private Placement Unit Purchase Agreement”), attached hereto as Exhibit 10.4 and incorporated herein by reference;

●	Private Placement Unit Purchase Agreement, dated May 20, 2026, between the Company and The Benchmark Company (the “Underwriters Private Placement Unit Purchase Agreement”), attached hereto as Exhibit 10.5 and incorporated herein by reference;

●	Administrative Services Agreement, dated May 20, 2026, between the Company and the Sponsor, attached hereto as Exhibit 10.6 and incorporated herein by reference;

●	Indemnity Agreement, dated May 20, 2026, between the Company and Ernest Miller attached hereto as Exhibit 10.7 and incorporated herein by reference;

●	Indemnity Agreement, dated May 20, 2026, between the Company and Jon Ryan, attached hereto as Exhibit 10.8 and incorporated herein by reference;

●	Indemnity Agreement, dated May 20, 2026, between the Company and Mike Maggard, attached hereto as Exhibit 10.9 and incorporated herein by reference;

●	Indemnity Agreement, dated May 20, 2026, between the Company and Dan Collingridge-Padbury, attached hereto as Exhibit 10.10 and incorporated herein by reference;

●	Indemnity Agreement, dated May 20, 2026, between the Company and Jonathan Nickell, attached hereto as Exhibit 10.11 and incorporated herein by reference; and

●	Indemnity Agreement, dated May 20, 2026, between the Company and Joseph Durnford, attached hereto as Exhibit 10.12 and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, pursuant to the Sponsor Private Placement Unit Purchase Agreement and the Underwriters Private Placement Unit Purchase Agreement, the Company completed the private sale of an aggregate of 500,000 private placement units (the “Private Placement Units”) to the Sponsor and The Benchmark Company, LLC at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of approximately $5,000,000. The Private Placement Units are identical to the Units sold in the IPO, subject to certain limited exceptions, and will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. The Private Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2026, in connection with the IPO, each of Joseph Durnford, Ernest Miller, Jon Ryan, Mike Maggard, Dan Collingridge-Padbury and Jonathan Nickell (collectively, the “Directors”) was appointed to the board of directors of the Company (the “Board”). Effective May 20, 2026, each of Mr. Durnford, Mr. Nickell, and Mr. Collingridge-Padbury was also appointed to the audit committee of the Board, with Mr. Durnford serving as the chair of the audit committee. Effective May 20, 2026, each of Mr. Durnford, Mr. Nickell, and Mr. Maggard was also appointed to the compensation committee of the Board, with Mr. Durnford serving as the chair of the compensation committee.

In connection with the completion of the IPO, the Sponsor has agreed to transfer founder shares to the Company’s independent directors at their original purchase price. The Company will reimburse the Directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors.

Following the appointment of Mr. Durnford, the Board is comprised of three classes. The term of office of the first class of directors, consisting of Mr. Collingridge-Padbury and Mr. Maggard, will expire at the Company’s first annual meeting of shareholders. The term of office of the second class of directors, consisting of Mr. Nickell and Mr. Durnford, will expire at the second annual meeting of shareholders. The term of office of the third class of directors, consisting of Mr. Miller and Mr. Ryan, will expire at the third annual meeting of shareholders.

The Company has entered into indemnity agreements with the Directors, each dated May 20, 2026. Other than the foregoing, none of the Directors are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 20, 2026, the Company filed its Amended and Restated Memorandum and Articles of Association in the Cayman Islands. The terms of the Amended and Restated Memorandum and Articles of Association are set forth in the Registration Statement. A copy of the Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01. Other Events.

On May 22, 2026, a total of $ $160,800,000, comprised of $ 159,200,000 of the net proceeds from the IPO and $1,600,000 of the net proceeds from the sale of the Private Placement Units, were placed into a segregated trust account located in the United States with Odyssey Transfer and Trust Company acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to us for permitted withdrawals, if any, the funds held in the trust account will not be released from the trust account until the earliest to occur of: (1) our completion of an initial business combination; (2) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 15 months or (18 months from the closing of the IPO if we have executed a business combination agreement for an initial business combination within 15 months from the closing of the IPO or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity; and (3) the redemption of our public shares if we have not completed an initial business combination within 15 months from closing of the IPO (or 18 months from the closing of the IPO if we have executed a business combination agreement for an initial business combination within 15 months from the closing of the IPO, subject to applicable law.

On May 20, 2026, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO, which occurred on May 20, 2026. On May 22, 2026, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated May 20, 2026, between the Company and The Benchmark Company, LLC, as representative of the underwriters named therein.
3.1	Amended and Restated Memorandum and Articles of Association of the Company.
4.1	Rights Agreement, dated May 20, 2026, between the Company and Odyssey Transfer & Trust Company, as Rights agent.
10.1	Letter Agreement, dated May 20, 2026, among the Company, its officers and directors, and the Sponsor.
10.2	Investment Management Trust Agreement, dated May 20, 2026, between the Company and Odyssey Transfer & Trust Company, as trustee.
10.3	Registration Rights Agreement, dated May 20, 2026, among the Company and certain security holders named therein.
10.4	Private Placement Unit Purchase Agreement, dated May 20, 2026, between the Company and the Sponsor.
10.5	Private Placement Unit Purchase Agreement, dated May 20, 2026, between the Company and The Benchmark Company, LLC
10.6	Administrative Services Agreement, dated May 20, 2026, between the Company and the Sponsor.
10.7	Indemnity Agreement, dated May 20, 2026, between the Company and Ernest Miller.
10.8	Indemnity Agreement, dated May 20, 2026, between the Company and Jon Ryan.
10.9	Indemnity Agreement, dated May 20, 2026, between the Company and Mike Maggard.
10.10	Indemnity Agreement, dated May 20, 2026, between the Company and Dan Collingridge-Padbury.
10.11	Indemnity Agreement, dated May 20, 2026, between the Company and Jonathan Nickell.
10.12	Indemnity Agreement, dated May 20, 2026, between the Company and Joseph Durnford.
99.1	Press Release dated May 20, 2026
99.2	Press Release dated May 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oceanhawk Acquisition Corp.

Date: May 27, 2026	By:	/s/ Ernest Miller
	Name:	Ernest Miller
	Title:	Chief Executive Officer

4